                                                                      EXHIBIT 24
                                                                     Page 1 of 2


                                POWER OF ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of Honeywell Inc., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, James T. Porter and Kathleen M. Gibson, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 and any or all amendments or post-effective amendments thereto, relating to the offering by Honeywell Inc. of 1,000,000 shares of its common stock to employees of Honeywell Inc., its subsidiaries and affiliates, pursuant to the Honeywell Employee Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 21st day of April, 1997, by the following director.


By: /s/ Michael R. Bonsignore                     By: /s/ Katherine M. Hudson
   -----------------------------                -----------------------------
    Michael R. Bonsignore                             Katherine M. Hudson

By: /s/ Albert J. Baciocco, Jr.                   By: /s/ Bruce E. Karatz
   -----------------------------                -----------------------------
    Albert J. Baciocco, Jr.                            Bruce E. Karatz

By: /s/ Elizabeth E. Bailey                       By: /s/ A. Barry Rand
   -----------------------------                -----------------------------
    Elizabeth E. Bailey                               A. Barry Rand

By: /s/ Giannantonio Ferrari                      By: /s/ Steven G. Rothmeier
   -----------------------------                -----------------------------
    Giannantonio Ferrari                         Steven G. Rothmeier

By: /s/ R. Donald Fullerton                       By: /s/ Michael W. Wright
   -----------------------------                -----------------------------
    R. Donald Fullerton                                Michael W. Wright

By: /s/ James J. Howard
   -----------------------------
    James J. Howard III

                                                                      EXHIBIT 24
                                                                     Page 2 of 2


                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, That the undersigned officer of Honeywell Inc., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, James T. Porter and Kathleen M. Gibson, with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 and any or all amendments or post-effective amendments thereto, relating to the offering by Honeywell Inc. of 1,000,000 shares of its common stock to employees of Honeywell Inc., its subsidiaries and affiliates, pursuant to the Honeywell Employee Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 21st day of April, 1998, by the following officer.



By: /s/ Philip M. Palazzari                       By: /s/Lawrence W.
Stranghoener
    ---------------------------                      ---------------------------
---
    Philip M. Palazzari                         Lawrence W. Stranghoener


                                       iv